Exhibit 4.4
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Request ID: 005588807         Province of Ontario          Date Report Produced:
Transaction ID: 022220619     Ministry of Consumer                    2003/11/10
                              and Business Services        Time Report Produced:
Category ID: CT               Companies and Personal                    17:19:54
                              Property Security Branch



                          Certificate of Incorporation
                          ----------------------------


This is to certify that

                                MG HOLDINGS INC.
                                ----------------





Ontario Corporation No.

                                    002035552
                                    ---------

is a corporation
under the laws of the Province of Ontario.

These articles of incorporation
are effective on


                                NOVEMBER 10, 2003
                                -----------------

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                                  /s/ Director
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                                    Director
                            Business Corporations Act


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Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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FORM 1

BUSINESS CORPORATIONS ACT

                            ARTICLES OF INCORPORATION
                            -------------------------

1.   The name of the corporation is:

            MG HOLDINGS INC.


2.   The address of the registered office is:

            20A      VOYAGER COURT SOUTH

     (Street & Number, or R.R. Number & Multi-Office Building give Room No.)

            ETOBICOKE                ONTARIO
            CANADA                   M9W5M7

     (Name of Municipality or Post Office)    (Postal Code)


3.   Number (or minimum and maximum)
number of directors is:

     Minimum    1                             Maximum    10


4.   The first director(s) is/are:

First name, initials and surname              Residence Canadian State Yes or No

Address for service, giving Street & No., or R.R. No., Municipality and Postal Code

SUZANNE                                                    YES
LILLY

20A VOYAGER COURT SOUTH

ETOBICOKE ONTARIO
CANADA M9W5M7



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                                                                         Page: 2

Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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5.   Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise

     None














6. The classes and any maximum number of shares that the corporation is authorized to issue:

     unlimited common shares



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                                                                         Page: 3

Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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7.   Rights, privileges,  restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

     None

























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                                                                         Page: 4

Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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8.   The issue,  transfer or ownership of shares  is/is not  restricted  and the restrictions (if any) are as follows:

     None





















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                                                                         Page: 5

Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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9.   Other provisions, (if any, are):

     None

























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                                                                         Page: 6

Request ID                                            Ontario Corporation Number

  5588807                                                       2035552

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10.  The names and addresses of the incorporators are

First name, initials and last name
or corporate name

Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

SUZANNE LILLY

20A VOYAGER COURT SOUTH

ETOBICOKE ONTARIO
CANADA M925M7


















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